EXHIBIT 99
Direct General Corporation (NASDAQ: DRCT) KBW 2005 Insurance Conference September 8, 2005

LEGAL DISCLAIMER This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, claims experience, severe weather conditions, cyclical changes in the personal automobile insurance market, the effects of competition in the areas in which we operate, and changes in economic and regulatory conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those disclosed in our filings with the Securities and Exchange Commission.

DIRECT GENERAL CORPORATION [Nasdaq: DRCT] Company Strategy Founded April 1991 by current Chairman and CEO William C. Adair, Jr. Control the customer relationship by Eliminating the independent agent Selling directly to the customer through neighborhood sales offices Utilize premium financing as marketing tool by Providing the lowest down payments in the industry Offering unique payments that fit our customers needs Capture all of the revenues traditionally retained by the independent agent Leveraging distribution network to provide consumer oriented financial products Stock Information Ticker -------- DRCT Exchange ----- NASDAQ Shares outstanding 21.4 million Estimated public float 13 million Market Cap 8-25-2005 $388 million

TRADITIONAL BUSINESS MODEL Used by most nonstandard auto insurers Independent Agent Contractually Controls the Customer Relationship Determines which Insurance Company will receive the business Independent Agent captures much of the ancillary revenues Insurance Company competes largely on premium rates commissions paid to independent agent Insurance Company operates under a largely variable cost distribution structure Independent Agent Auto Insurance Company Life Insurance Company Other Insurance Company Premium Finance Company Premium Finance Company Customer

DIRECT GENERAL BUSINESS MODEL We control the customer relationship Captures virtually all sources of revenue Insurance premiums Premium finance and billing fees Agency and other fees Other insurance and non-insurance revenues Multiple competitive pricing options Down payment Unique payment plans Premium rate Largely fixed cost distribution through salaried employee agents Leveraging cost structure by introducing new products Vehicle protection plan (1998) Term life insurance (1999) Direct prepaid Visa card (2004) Direct Cash Advance (2004) Expense ratios virtually unattainable by other insurance companies Customer Agency Premium Finance Company Insurance Company The Direct Difference! We Own it all!

THE CUSTOMER Generally don't qualify for standard market for financial reasons Not the typical non-standard risk 75% with clean driving record 98% buy minimum limits 96% of customers finance premiums (excluding Texas) Buy multiple products Virtually all customers visit neighborhood sales office to complete sales transaction Most customers visit at least monthly to make payments Our model meets our customers needs

HISTORICAL REVENUE GROWTH 1999 2000 2001 2002 2003 2004 6mo'04 6mo'05 Gross Premiums Written 204.1 230.9 293.2 403.4 520.4 590.5 326.6 316.3 $293.2 $403.4 Gross Revenues $520.4 Growth Rate 27% 38% 29% 14% n/a (3.2%) 26% CAGR $590.5 $326.6 $316.3

CHANGING COMPETITION Historical Perceptive The Independent Agent Independent agent has limited resources for marketing Over 460 conveniently located neighborhood sales offices Flexible payment plans and low down payments The Insurance Company Competes with other insurance companies for the independent agent's business Competes primarily on: Price of the insurance product Agent commissions and incentives paid Changing Environment The Independent Agent - little change The Insurance Company Increased advertising - including movement towards direct response media advertising Standard insurers competing for the higher end nonstandard customer Overall rates have stabilized resulting in fewer customers shopping

OUR RESPONSE TO CHANGING COMPETITION Remain focused on our expansion efforts in Texas, Missouri and Virginia ($8.5 billion market opportunity) Continue to capitalize on our business model Neighborhood sales offices Multiple payment plans and attractive down payments Competitive insurance rates and fee structures Introduction of additional ancillary products Introduction of other insurance products Expand call center hours until 10:00 PM Develop a broader multi-media advertising approach New advertising campaign produced by a national ad agency - September 2005 Expanding TV advertising hours to be in line with call center hours in a core market state Evaluate and implement alternative distribution channels Expand our Internet sales capabilities Allow our customers to purchase policies by phone Enhance automobile pricing sophistication Develop more tier pricing through use of generalized linear modeling (GLM) Consider expanded use of credit scoring for both insurance pricing and determination of premium finance down payments

BUSINESS MODEL STRENGTHS - SIGNIFICANT ANCILLARY INCOME Most customers purchase multiple products/services GWP - Auto GWP - Life Premium Finance Income Commission & Service Fee Income Net Investment Income 2002 248.5 11.2 24.3 25.4 6.9

2002 2003 2004 6 mo'04 6 mo'05 Life Premium Written 7.6 13.5 18.4 9.8 11.2 Commissions & Fees on VPP 16.3 22.3 34.1 18 17.9 LIFE AND COMMISSION & SERVICE FEE INCOME

NEW ANCILLARY PRODUCTS Direct Prepaid Visa All customers calling for insurance quotes are advised of the new product offering Well received by our customers 180,000 cards issued to date including approximately 112,500 in first 6 months of 2005 $20 million in loads to date ($13 million - 6 mo 2005) and gross revenues of $1.2 million - 6 mo 2005 Direct Cash Advance Significant overlap of customers Increases store traffic and potential customer base Market is rapidly expanding Borrowers in the upper tier of Direct policyholders Subject to licensing Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005 Fully implemented in four states by Q4 2005

PROFITABILITY (1) Pro forma for the effect of the write-off of balances recoverable from Reliance Insurance Company in the 4th quarter of 2001. 1Q01 2Q01 3Q01 (1) 4Q01 1Q02 2Q02 3Q02 4Q02 (2) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Operating Income 0.6 0.5 2.3 4.4 4.6 5.8 7 13.6 9.8 10.134 11.7 11.4 15 16 14.3 1999 2000 2001 (1) 2002 2003 2Q02 6M03 2004 6mo'04 6mo'05 Operating Income 7.4 -1.7 7.8 31 43.1 10.371 19.9 54 31 25.1 Net Income

1998 1999 2000 2001 2002 2003 2004 6mo 2005 HISTORICAL GROSS LOSS & LAE RATIO

FAVORABLE COST STRUCTURE We have leveraged our largely fixed cost structure through Focus on maintaining or increasing premium growth in our existing sales offices Increased penetration of ancillary product sales Introduction of new products Initial expansion into new markets results in a temporarily inflated expense ratio Our cost structure results in expense ratios virtually unattainable by other insurance companies 1998 1999 2000 2001 2002 2003 2004 6mo'04 6mo'05 Net Expense Ratio 0.257 0.186 0.133 0.123 0.021 0.011 0.043 0.013 0.1 Gross Expense Ratio 0.135 0.091 0.067 0.053 0.104 Expense Ratio* Net Expense Ratio = (operating expenses less ancillary income) / net premiums earned Gross Expense Ratio = (operating expenses less ancillary income plus ceding commissions) / gross premiums earned

LONG TERM GROWTH OPPORTUNITIES New state expansion opportunities Completed purchase of 38 State Licensed P&C company shell $18 billion* additional market opportunity Organic sales office growth Agency acquisitions Successfully integrated 14 acquired agencies representing over 250 sales offices New product opportunities Motorcycle Insurance Boat and Personal Watercraft Insurance Renter's contents and Homeowner's / Low Value Dwelling Insurance Continued exploration of new financial services products Alternative Distribution Channels Internet Phone Sales *Market size compiled from data provided by A.M. Best Company for year ended December 31, 2004

INVESTMENT IN DRCT 2005 Expectations Return on average equity of approximately 20% Operating results influenced by Continued expansion in Texas, Missouri and Virginia Implementation of new advertising campaigns Potential improvement in loss ratio from exit of Miami market Most compelling business model in the industry Control of the customer relationship Captures virtually all sources of revenue Largely fixed cost distribution Expense ratios virtually unattainable by other insurance companies Leverage existing infrastructure by offering new insurance and other financial products Industry leading Return on Average Equity 20% - 6mo 2005 (Annualized) 25% - 2004 36% - 2003 We have it all because we own it all!